STILLWATER
MINING COMPANY

RBC GLOBAL MINING & MATERIALS CONFERENCE

June 15, 2016

FORWARD-LOOKING STATEMENTS

SOME STATEMENTS CONTAINED IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND, THEREFORE, INVOLVE UNCERTAINTIES OR RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM MANAGEMENT'S EXPECTATIONS. ADDITIONAL INFORMATION REGARDING FACTORS THAT COULD CAUSE RESULTS TO DIFFER MATERIALLY IS FOUND IN THE SECTION ENTITLED "RISK FACTORS" IN THE COMPANY'S 2015 ANNUAL REPORT ON FORM 10-K AND IN SUBSEQUENT FILINGS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (SEC). THE COMPANY INTENDS THAT THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN (INCLUDING BUT NOT LIMITED TO TWO FURNACES PROVIDING OPERATIONAL RISK MITIGATION, SIGNIFICANT OPERATING LEVERAGE, MINIMAL INCREMENTAL CAPITAL NEEDS, RECYCLING MARKET IMPROVING WITH THE RECOVERY OF PGM AND SCRAP STEEL PRICES, SIGNIFICANT CAPACITY IN THE METALLURGICAL COMPLEX PROVIDING THE ABILITY TO GROW WITH MINIMAL CAPITAL SPEND, CONTINUING TO FOCUS ON THE RECYCLING BUSINESS, CONSERVATIVE BALANCE SHEET, STRONG LIQUIDITY PROFILE ALLOWS THE COMPANY TO INVEST AT THE BOTTOM OF THE COMMODITY CYCLE, NEW GOAL TO REDUCE AISC PER OUNCE TO MID TO HIGH $500'S IN THE MEDIUM TERM, FIXING THE HISTORICAL STRUCTURAL ISSUE IN THE BUSINESS OF LOW PRODUCTIVITY, LOOKING TO ACCELERATE DEVELOPMENT AND RAMP UP OF BLITZ PROJECT, FIRST PRODUCTION FROM THE BLITZ PROJECT EXPECTED IN 2018, EXPECTATION OF 150,000 TO 200,000 ANNUAL PGM OUNCES FROM THE BLITZ PROJECT WHEN FULLY RAMPED UP, PRIMARILY GROWTH PRODUCTION FROM THE BLITZ PROJECT FOR THE FIRST DECADE, COMMENTS REGARDING THE CONCEPTUAL LOWER EAST BOULDER PROJECT, EVALUATING ALL ALTERNATIVES TO REALIZE VALUE FROM ALTAR, CHANGE IN ARGENTINA GOVERNMENT ENHANCING COUNTRY AS AN INVESTMENT DESTINATION, 2016 PRODUCTION AND COST ESTIMATES, ROBUST NEAR AND LONG-TERM PGM MARKET FUNDAMENTALS, SIGNIFICANT PGM MARKET SUPPORT OVER THE LONG-TERM, STABLE JURISDICTION, SUPERIOR LIQUIDITY PROFILE, REDUCING COSTS, BENEFITING FROM GROWING PGM DEMAND, A DISCIPLINED FOCUS ON MINING ECONOMICALLY VIABLE OUNCES AND THE COMPANY HAVING A STRONG ORGANIC GROWTH PIPELINE WITH BLITZ (IN CONSTRUCTION), IN ADDITION TO THE CONCEPTUAL PROJECTS LOWER BLITZ AND LOWER EAST BOULDER) BE SUBJECT TO THE ABOVE-MENTIONED STATUTORY SAFE HARBORS. INVESTORS ARE CAUTIONED NOT TO PUT UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, EXCEPT AS REQUIRED BY APPLICABLE SECURITIES LAWS.

THE FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION ARE BASED ON ASSUMPTIONS AND ANALYSES MADE BY MANAGEMENT IN LIGHT OF EXPERIENCE AND PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS, EXPECTED FUTURE DEVELOPMENTS, AND OTHER FACTORS THAT ARE DEEMED APPROPRIATE. THESE STATEMENTS ARE NOT GUARANTEES OF THE COMPANY'S FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS THAT COULD CAUSE ITS ACTUAL PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS HEREIN SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION.

THIS PRESENTATION CONTAINS FINANCIAL MEASURES THAT HAVE NOT BEEN PREPARED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("NON-GAAP FINANCIAL MEASURES") INCLUDING ALL-IN SUSTAINING COSTS, CASH COSTS AND ADJUSTED EBITDA. THE NON-GAAP FINANCIAL MEASURES SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR FINANCIAL MEASURES PREPARED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP").

CAUTIONARY NOTE TO INVESTORS – THE SEC PERMITS MINING COMPANIES, IN THEIR FILINGS WITH THE SEC, TO DISCLOSE ONLY THOSE MINERAL DEPOSITS THAT A COMPANY CAN ECONOMICALLY AND LEGALLY EXTRACT OR PRODUCE. THE COMPANY USES THE TERM "MINERALIZED MATERIAL" THAT SEC GUIDELINES STRICTLY PROHIBIT FROM BEING INCLUDED IN FILINGS WITH THE SEC. INVESTORS ARE URGED TO CONSIDER ALL DISCLOSURES MADE IN THE COMPANY'S 2014 ANNUAL REPORT ON FORM 10-K.

STILLWATER MINING COMPANY OVERVIEW

World-class assets, stable jurisdiction, highest-grade Platinum Group Metals (PGMs) deposit in the world

Operational Highlights

- Leading low-cost PGM producer
- Business segments: Montana Mines and Recycling
- 520.8k oz mined in 2015
- Total historical production of ~12M PGM ounces
- Reserves 78% Pd and 22% Pt
- Average ore reserve grade of 0.46 oz/ton (15.77 gram/tonne)
- 551.1k oz of PGMs recycled in 2015

Financial Highlights

- Total liquidity (cash and investments): $452.4M[1]
- Net debt free – total balance sheet debt debt: $259.7M[1]
- Dramatic cost reductions to AISC[2] – $613 for Q1 of 2016
- Listing – NYSE: SWC



Headquarters (Littleton, CO)
Stillwater Mine (Montana)
Marathon (Ontario, Canada)
East Boulder Mine (Montana)
Blitz Development (Montana)
Smelter & Base Metals Refinery (Montana)
Altar (San Juan Province, Argentina)
Stillwater Recycling (Montana)

[1] *As of March 31, 2016.*

[2] Non-GAAP financial measure. For a full description and reconciliation of this and other non-GAAP financial measures to GAAP financial measures, see *Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures* and the accompanying discussion in the Company's first quarter 2016 results press release.

DISCIPLINED TEAM WITH A FOCUS ON SHAREHOLDER RETURNS

Board of Directors
Independent Leadership with a Strong Mining Focus

Brian Schweitzer	Non–Executive Chairman
Mick McMullen	President and CEO
George Bee	Independent Director
Patrice Merrin	Independent Director
Peter O'Hagan	Independent Director
Mike Parrett	Independent Director
Gary Sugar	Independent Director

Management Team
Disciplined Operating Team with Extensive Experience

Mick McMullen	President and CEO
Chris Bateman	CFO

Shares Outstanding (3/31/2016)	121M
Market Capitalization (6/8/2016)	$1.3B
Share Price (6/8/2016)	$11.02

Significant Shareholders (based on most recent public filings)

- Platinum Investment Management Ltd.
- BlackRock Inc.
- The Vanguard Group, Inc.
- Contrarious Investment Management Limited
- Franklin Resources, Inc.
- Standard Life Investments Ltd.

Shareholders by Geographic Region



4%
1%
14%
20%
61%
Canada
Asia Pacific
Europe
U.S.
Other

WORLD-CLASS MINERAL ASSETS STILLWATER MINE

Key Operating Statistics

- Operations began in 1986
- Mill design capacity of 3,000 tpd, historical recovery of 92%
- 80,900 ounces produced in Q1 2016, a 3.3% reduction from 83,700 ounces produced in Q1 of 2015
- Cash costs[1] of $446/oz in Q1 2016, down 16.0% from $531/oz in Q1 2015
- Total employees (non-project) at the end of Q1 2016 – 706, a 21.5% reduction from 899 employees at the end of Q1 2015
- Primary development cost/foot down 20.6% from Q1 2015



Stillwater Mine



W 20,000´
W 10,000´
0´
E 10,000´
E 20,000´
feet
10,000´
8,000´
6,000´
4,000´
2,000´
0
STILLWATER MINE
BLITZ PROJECT
surface
PROVEN AND PROBABLE PGM RESERVE AREA (2015)
BLITZ PROJECT AREA
MINERALIZED MATERIAL OUTLINE
EXISTING MINE DEVELOPMENT
Total Stillwater Mine P+P Reserves 15,349,000 Tons @ 0.58 oz/t PGM
20,000 feet
Horizontal Scale

[1] Cash costs for combined Pd and Pt mined production, net of credits. Non-GAAP financial measure. For a full description and reconciliation of this and other non-GAAP financial measures to GAAP financial measures, see Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures and the accompanying discussion in the Company's first quarter 2016 results press release.

WORLD-CLASS MINERAL ASSETS
EAST BOULDER MINE

Key Operating Statistics

- Operations began in 2002
- Mill capacity of 2,000 tpd, mill recovery of 91% in 2015
- 56,400 ounces produced in Q1 2016 (record high), a 13.7% increase from 49,600 produced in Q1 of 2015
- Cash costs[1] of $446/oz in Q1 2016 (record low), down 18.5% from $547/oz in Q1 2015
- 20,400 oz produced in March (record high)
- 45 oz/employee/month for Q1 2016 (record high)
- 51,300 ore tons mined in May 2016 (record high)



East Boulder Mine



W 80,000′
W 70,000′
W 60,000′
W 50,000′
W 40,000′
EAST BOULDER MINE
feet
10,000′
surface
8,000′
6,000′
4,000′
2,000′
0
PROVEN AND PROBABLE PGM RESERVE AREA (2015)
MINERALIZED MATERIAL OUTLINE
EXISTING MINE DEVELOPMENT
20,000 feet
Horizontal Scale
Total East Boulder Mine
P+P Reserves
28,112,000 Tons
@ 0.40 oz/t PGM

[1] Cash costs for combined Pd and Pt mined production, net of credits. Non-GAAP financial measure. For a full description and reconciliation of this and other non-GAAP financial measures to GAAP financial measures, see Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures and the accompanying discussion in the Company's first quarter 2016 results press release.

LOW-COST PGM PRODUCER

2016E All-in Sustaining Costs (AISC) by PGM Asset (assumes BofA forecast SWC AISC of $648/ounce)



Stillwater Mines
ZAR all in sustaining cost/PGM oz
24000
20000
16000
12000
8000
4000
0
0
1095
2191
3287
4382
5478
6574
7670
8765
9861
10957
12053
PGM production, cumulative
Norilsk
Marula
Modikwa
Unki
Two rivers
Kroondal
Rustenberg - Amplats
Union
Stillwater
BRPM
Zimplats
Bokoni
Mototolo
Kroondal
Zondereinde
Impala
Mogalakwena
Styldrift
Mimosa
Sedibelo
Booysendal
Amandelbult
Lonmin

Source: BofA Merrill Lynch Global Research

- SWC Q1 2016 AISC – $613 per mined ounce, a significant improvement over the past two years
- Further opportunities for cost/productivity improvements

Note: Any opinions, estimates or forecasts made by third party analysts are theirs alone and do not represent opinions, estimates or forecasts of Stillwater Mining Company or its management. Stillwater Mining Company does not by its reference above imply its endorsement or concurrence with such information.

WORLD-CLASS PROCESSING FACILITIES



Smelter

- 2 furnaces - provides operational risk mitigation
- Recovery of Cu and Ni by-products provide credits and serve as PGM collectors for smelting catalyst



Base Metal Refinery

- Significant operating leverage
- Minimal incremental capital needs
- Produces palladium, platinum, rhodium-rich filter cake



PGM Recycling

- Significant operating leverage with minimal incremental capital
- State-of-the-art facility extracts PGMs from material (purchased or tolled) from third-parties

Leveraging large sunk capital to reduce operating costs

RECYCLING


PGM Recycle Ounces Fed
160,000
140,000
120,000
100,000
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016 (est.)



- Recycling market improving with the recovery of PGM and scrap steel prices
- Significant capacity in metallurgical complex that provides ability to grow with minimal capital spend
- Continuing to focus on growth of recycling business

SCRAP STEEL PRICE AND PGM RECYCLE CORRELATION



Scrap Steel Price and SWC Recycle Volume
Price per Gross Ton
$300
$250
$200
$150
$100
$50
$-
Tons per Day
40
35
30
25
20
15
10
5
0
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Scrap Steel Price
Total PGM Tons Fed/Day

- There is a significant correlation between scrap steel prices and recycling volumes – recent increases in scrap steel prices driving a recovery in North American recycle volumes

Steel price source: Industry/Company estimates

FIRST QUARTER RESULTS

	Q1 2016	Q1 2015	Y/Y Change
Mined Production Ounces (000's) (Combined palladium and platinum)	137.3	133.3	3.0%
Average Realized Price (per mined ounce)	$612	$871	-29.7%
Total Cash Costs (per mined ounce net of credits)[1]	$446	$537	-16.9%
All-In Sustaining Costs (per mined ounce)[1]	$613	$763	-19.7%
General and Administrative Expenses (millions)	$8.3	$8.3	0.0%
Sustaining Capital Expenditures (millions)	$13.5	$20.3	-33.5%
Project Capital Expenditures (millions)[2]	$5.3	$7.6	-30.3%
Total Capital Expenditures (millions)[2]	$18.8	$27.9	-32.6%
Recycling PGM Ounces Processed (000's) (Combined palladium, platinum and rhodium)	154.2	108.7	41.9%

[1] Non-GAAP financial measure. For a full description and reconciliation of this and other non-GAAP financial measures to GAAP financial measures, see Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures and the accompanying discussion in the Company's first quarter 2016 results press release.
[2] Excludes project capitalized interest/depreciation.

DELIVERY ON GUIDANCE

	2015 Actual	Original 2015 Guidance	Updated 2015 Guidance	Result
Mined Production Ounces (000's) (Combined palladium and platinum)	520.8	520 – 535	500 – 515	✔
Total Cash Costs (per mined ounce net of credits)[1]	$495	$480 – $520	$490 – $530	✔
All-In Sustaining Costs (per mined ounce)[1]	$709	$730 – $780	$725 – $775	✔
General and Administrative (millions)	$34.0	$30 – $40	$30 – $40	✔
Exploration (millions)[2]	$3.6	$4 – $6	$3 – $5	✔
Sustaining Capital Expenditures (millions)	$69.4	$83 – $88	$71 – $76	✔
Project Capital Expenditures (millions)[3]	$38.0	$42 – $47	$42 – $47	✔
Total Capital Expenditures (millions)[3]	$107.4	$125 – $135	$113 – $123	✔

[1] Non-GAAP financial measure. For a full description and reconciliation of this and other non-GAAP financial measures to GAAP financial measures, see Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures and the accompanying discussion in the Company's fourth quarter and full-year 2015 results press release.
[2] Exploration includes expenses for Marathon, Altar and Montana operations.
[3] 2015 actual excludes project capitalized interest/depreciation.

FULL-YEAR 2016 GUIDANCE - UNCHANGED

	2015 Actual	2016 Guidance (May 6, 2016)
Mined Production Ounces (000's) (Combined palladium and platinum)	520.8	515 – 535
Total Cash Costs (per mined ounce net of credits)[1]	$495	$445 – $485
All-In Sustaining Costs (per mined ounce)[1]	$709	$615 – $665
General and Administrative (millions)	$34.0	$30 – $40
Exploration (millions)[2]	$3.6	$8 – $11
Sustaining Capital Expenditures (millions)	$69.4	$50 – $60
Project Capital Expenditures (millions)[3]	$38.0	$40 – $45
Total Capital Expenditures (millions)[3]	$107.4	$90 – $105

[1] Non-GAAP financial measure. For a full description and reconciliation of this and other non-GAAP financial measures to GAAP financial measures, see Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures and the accompanying discussion in the Company's first quarter 2016 results press release.
[2] Exploration includes expenses for Marathon, Altar and Montana operations.
[3] 2015 actual excludes project capitalized interest/depreciation.

ENVIABLE BALANCE SHEET



Cash and Cash Equivalents Plus Highly Liquid Investments
Retired $30M 8% Revenue Bonds
Repurchased $63.3M of Convertible Debt for $61.0M
$452.4M
($ millions)
$550
$500
$450
$400
$350
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016

- Conservative balance sheet
- Despite PGM price falls, have maintained a strong net cash position
- Continuing to invest in the business through self-funding
- No repayments on existing convertible debt due until October 2019
- Strong liquidity profile allows the Company to invest through the bottom of the commodity cycle
- As volumes and prices have increased for purchased material, recycle working capital increased $5.2 million during Q1 2016, contributing to the total cash reduction

MINE PRODUCTIVITY

- Ounces per employee have increased at both mines as all-in sustaining costs (AISC)[1] and productivity have improved
- Increasing productivity offers the best route for further AISC reductions towards the new goal of the mid to high $500's
- Fixing the historical structural issue in the business of low productivity



Ounce/Employee/Month (Non-Project)
40
35
30
$850
$800
$750
$700
$650
$600
$550
AISC per mined ounce ($)
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Ounces/Employee/Month
All-In Sustaining Costs per Mined Ounce

NEW GOAL: Reduce AISC per ounce to the Mid to High $500's – Medium Term

[1]Non-GAAP financial measure. For a full description and reconciliation of this and other non-GAAP financial measures to GAAP financial measures, see Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures and the accompanying discussion in the Company's first quarter 2016 results press release.
Ounce/employee is defined as – Total returnable PGM ounces mined divided by average site employees (excluding project capital employees).

PRODUCTIVITY IMPROVEMENTS

- Decline advance rates have increased significantly in 2016
- May development rates in the Blitz 56 Incline increased by 69% compared to 2015 average and still increasing



Blitz 56 Incline Development Rates (m/month)
120
100
80
60
40
20
-
2013
2014
2015
Jan 16
Feb 16
March 16
April 16
May 16

MINE PRODUCTIVITY

- At the Stillwater Mine, stoping productivity has increased by 27.4% since the start of the year
- Similar trend for capital development productivity and reduction in unit rates – sustaining capital being reduced while maintaining developed state


Stillwater Mine Stope Tons/employee hour
3.6
3.4
3.2
3.0
2.8
2.6
2.4
2.2
2.0
Jan-16
Feb-16
Mar-16
Apr-16
May-16

PROJECTS - BLITZ

- Key development project – looking to accelerate development and ramp up
- Overall grades consistent with historical off-shaft (0.6-0.7 ounce/ton)
- Benbow portal construction almost complete
- Contract awarded for Benbow decline
- First production expected in 2018 – 150,000 to 200,000 PGM ounces/year when fully ramped up
- Primarily growth production for the first decade
- First stope block designed and development to commence shortly – expected to produce circa 61,000 ounces at a grade of 0.69 opt PGM



meters
2,400m
E 70,000´
2,100m
BLITZ PROJECT
56E 10.4
40469 24.2ft @ 1.13oz/t PGM
40469 10.3ft @ 1.48oz/t PGM
40470 13.6ft @ 0.87oz/t PGM
40468 9.8ft @ 1.78oz/t PGM
40467 66.8ft @ 1.58oz/t PGM
40466 20.9ft @ 1.46oz/t PGM
40384 18.6ft @ 1.06oz/t PGM
40305 11.1ft @ 1.48oz/t PGM
40382 33.8ft @ 0.91oz/t PGM
40382 14.3ft @ 0.88oz/t PGM
40381 21.3ft @ 1.21oz/t PGM
40381 6.9ft @ 1.90oz/t PGM
40381 13.3ft @ 1.16oz/t PGM
40409 9.5ft @ 2.05oz/t PGM
40427 8.9ft @ 1.51oz/t PGM
40427 10.2ft @ 1.83oz/t PGM
40428 33.6ft @ 1.05oz/t PGM
E 10,000´
3,000m
feet
8,000´
surface
56E 11.5
40442 5.7ft @ 2.53oz/t PGM
40412 13.2ft @ 0.67oz/t PGM
56E 9.8
39401 7.0ft @ 0.87oz/t PGM
39405 13.3ft @ 0.91oz/t PGM
39451 3.9ft @ 0.76oz/t PGM
39452 11.3ft @ 1.18oz/t PGM
39452 2.2ft @ 1.77oz/t PGM
39455 4.6ft @ 1.60oz/t PGM
39484 2.1ft @ 1.57oz/t PGM
39270 5.5ft @ 0.54oz/t PGM
1,800m
6,000´
56E 9.8
56E 10.4
56E 11.5
50E 8.9
1,200m
4,000´
50E 8.9
40178 15.7ft @ 1.28oz/t PGM
40179 1.1ft @ 3.29oz/t PGM
40180 8.5ft @ 0.55oz/t PGM
40224 6.8ft @ 1.12oz/t PGM
40273 2.5ft @ 1.51oz/t PGM
40308 2.8ft @ 1.32oz/t PGM
40309 4.9ft @ 1.07oz/t PGM
STILLWATER MINE
PROVEN AND PROBABLE PGM RESERVE AREA (2015)
BLITZ PROJECT AREA
MINERALIZED MATERIAL OUTLINE
EXISTING MINE DEVELOPMENT
TBM DRIVE
CONVENTIONAL 56 FWL DRIVE
UNDERGROUND DRILLING SAMPLE AREAS
1,000 feet
300m
V & H Scale
Note: Intervals are Estimated True Widths

Note: Diagram includes summary drill results. See appendix for detailed Blitz project drill data.

PROJECTS - BLITZ


E 10,000′
3,000m
E 20,000′
6,000m
GOLDEN GATE BRIDGE 1.7miles
BLITZ PROJECT
meters
3,000m
2,400m
1,800m
600m
0m
feet
10,000′
8,000′
6,000′
4,000′
2,000′
0
10,000E Stope Block
61,000 ounces
@ 0.69opt PGM
surface
0.6ft @ 0.62 oz/t PGM,
2.6ft @ 1.04 oz/t PGM
8.7ft @
1.26 oz/t PGM
1.9ft @ 0.66 oz/t PGM,
1.9ft @ 0.36 oz/t PGM
2.3ft @ 1.05 oz/t PGM
10.9ft @
0.82 oz/t PGM
1.6ft @
1.83 oz/t PGM
4.3ft @
0.82 oz/t PGM
Surface Drilling Program Area
STILLWATER
MINE
PROVEN AND PROBABLE PGM RESERVE AREA (2015)
BLITZ PROJECT AREA
MINERALIZED MATERIAL OUTLINE
EXISTING MINE DEVELOPMENT
TBM DRIVE
CONVENTIONAL 56 FWL DRIVE
SURFACE DRILLHOLE PIERCEPOINT
UNDERGROUND DRILLING SAMPLE AREAS
5,000 feet
1,500m
V & H Scale
Note: Intervals are Estimated True Widths



Benbow Portal



Conventional Drive



Tunnel Boring Machine (TBM)

Note: Diagram includes summary drill results. See appendix for detailed Blitz project drill data.

PROJECTS - CONCEPTUAL LOWER EAST BOULDER



EAST BOULDER MINE SHOWING LOWER EAST BOULDER PROJECT
LOWER EAST BOULDER PROJECT - YEAR 3
FROG POND ADIT
Simpson Creek Vent Raise
Graham Creek Raise
East Boulder Mine
2500 feet
V & H Scale
Declines 3 and 4
EAST BOULDER MINE SHOWING LOWER EAST BOULDER PROJECT
LOWER EAST BOULDER PROJECT - YEAR 25
FROG POND ADIT
Simpson Creek Vent Raise
Graham Creek Raise
Total Lower East Boulder P+P Reserves
10,400,000 Tons
@ 0.39 oz/t PGM
Declines 3 and 4
Lower East Boulder Project
EXISTING DEVELOPMENT
PLANNED DEVELOPMENT
LOWER EAST BOULDER CONCEPTUAL DEVELOPMENT
2500 feet
V & H Scale

Note: Lower East Boulder P+P Reserves as of 12-31-2015

PROJECTS - ALTAR

- Evaluating all alternatives to realize value
- Large porphyry copper-gold project in San Juan Province, Argentina
- MI+I contained[1] Cu of 8.1Mt and 6.3M oz Au – in the top 15 largest undeveloped Cu assets globally
- Previous exploration by Stillwater was focused on the existing resource
- Recently completed modest core program away from the main resource to test porphyry and shallow copper oxide targets – encouraging results
- Change of government in Argentina has enhanced the country as an investment destination



Pascua Lama (Barrick)
- Proven & Probable Reserves 17.8Moz Au
- Silver contained in reserves 718Moz Ag
- Measured & Indicated Resources 4.7Moz Au
Veladero (Barrick)
- Proven and Probable Reserves 12Moz Au (31/12/09)
- Production, 2009, 611,000oz Au (total cash cost $438/oz Au)
Gualcamayo (Yamana Gold)
- Reserves 2.3Moz Au
- Reserves & Resources 3.1Moz Au
- Production, 2009, 143,471oz Au
Los Azules (Minera Andes)
- Resources, Inferred 922Mt @ 0.55% Cu (5.01Mt Cu contained)
Casposo (Austral Gold)
- Indicated Resources Au equivalent 602,500oz
Los Pelambres (Antofagasta)
- Reserves 1,502.6Mt @ 0.64% Cu, 0.018% Mo & 0.03g/t Au
- Resources 6,164.9Mt @ 0.52% Cu, 0.011% Mo & 0.03g/t Au
El Pachon (Glencore)
- Resources 1.38Bt @ 0.58% Cu, PFS in progress
- Project under 1997 Mining Integration Agreement between Chile and Argentina
70°
68°
Chile
Operating Mine
Mining Project
Resource or Reserve
Argentina
The Andes
Province of San Juan
ALTAR Cu-Au PROJECT
SAN JUAN
N
31°
33°
120 miles
200km

[1] See appendix for Altar Technical Report disclosure.

PROJECTS – ALTAR DRILLING

- New discovery of copper-gold porphyry 400m SE of QDM
- Hole QDM029 significantly extended the gold mineralization and encountered first copper mineralization at QDM



W
2,355,500mE
2,356,000mE
E
mASL
NEW DISCOVERY at QDM
GOLD EQUIVALENT
LONG SECTION
(looking north)
QDM029
surface
43-101 pit
outline
4,100
4,000
3,900
3,800
3,700
3,600
3,500
3,400
3,300
3,200
3,100
3,000
QDM029 (395 meters of mineralization)
84m @ 0.38% Cu, 0.11g/t Au, 0.46% CuEq, 0.73g/t AuEq. from 302m
incl 34m @ 0.49% Cu, 0.08g/t Au, 0.54% CuEq, 0.87g/t AuEq. from 302m
and 311m @ 0.36% Cu, 0.16g/t Au, 0.46% CuEq, 0.74g/t AuEq. from 570m
incl 32m @ 0.50% Cu, 0.13g/t Au, 0.58% CuEq, 0.93g/t AuEq. from 620m
incl 46m @ 0.50% Cu, 0.31g/t Au, 0.69% CuEq, 1.11g/t AuEq. from 718m
300m
1,000ft
EOH 881m
(hole ended in
mineralization)
Au-Equivalent (g/t)
grams per tonne
0 - 0.2g/t
0.2 - 0.5g/t
0.5 - 1.0g/t
>1.0g/t
Surface illustrative only

Note: Diagram includes summary drill results. See appendix for detailed 2016 Altar project drill data.

PROJECTS – ALTAR CONCEPTUAL PLAN


S
6,514,500mN
6,515,000mN
6,516,500mN
N
mASL
4,200
3.800
3.000
2,600
ALTAR U/G
NSR LONG SECTION
(looking west)
surface
Portal
Proposed decline drive
Proposed drive
Net Smelter Return
$USD/tonne
$5 - $15
$15 - $30
>$30
1,000m
3,300ft

ROBUST NEAR AND LONG-TERM MARKET FUNDAMENTALS

Supply/ Demand Dynamics (deficit)

Platinum



--
(100)
(200)
(300)
(400)
(500)
(600)
(700)
2015
2016E
2017E
2018E
2019E

Source: HSBC - January 11, 2016

Palladium



--
(400)
(800)
(1,200)
(1,600)
2015
2016E
2017E
2018E
2019E

Source: HSBC - January 11, 2016

Broker Price Estimates



Platinum
Consensus
1,900
1,700
1,500
1,300
1,100
900
700
500
2013
2014
2015
2016
2017
2018
2019
LT

Source: Bloomberg, Broker Research - April 29, 2016



Palladium
Consensus
1,000
900
800
700
600
500
400
300
2013
2014
2015
2016
2017
2018
2019
LT

Source: Bloomberg, Broker Research - April 29, 2016

SIGNIFICANT MARKET SUPPORT OVER THE LONG-TERM

Platinum Long Term Price Analysis


49% Potential Upside
1,075
1,000
1,600
Spot Price
LT Min
LT Max

Source: Broker Research - April 29, 2016

Palladium Long Term Price Analysis


43% Potential Upside
630
650
900
Spot Price
LT Min
LT Max

Source: Broker Research - April 29, 2016

% of Brokers Per Price Range


9%
18%
73%
< $1,100
$1,100-1,199
≥ $1,200

Source: Broker Research - April 29, 2016

% of Brokers Per Price Range


9%
27%
64%
< $700
$700-799
≥ $800

Source: Broker Research - April 29, 2016

KEY INVESTMENT HIGHLIGHTS

- World-class PGM mining and recycling assets
- Stable jurisdiction
- Superior liquidity profile
  - Ability to withstand volatile PGM market
  - Capacity to invest at the bottom of the cycle
  - Conservative balance sheet
- Successfully reducing costs and now a low-cost producer
- Disciplined focus on mining economically viable ounces and improving cash generation
- Strong organic growth pipeline with Blitz (in construction), in addition to the conceptual Lower Blitz and Lower East Boulder projects



APPENDIX

June 2016 Investor Presentation

MONTANA OPERATIONS


191
SWEETGRASS COUNTY
BIG TIMBER
YELLOWSTONE RIVER
STILLWATER COUNTY
89
90
298
BOULDER RIVER
90
COLUMBUS
LAUREL
BILLINGS
72
87
YELLOWSTONE RIVER
LIVINGSTON
McLEOD
STILLWATER RIVER
90
METALLURGICAL COMPLEX, RECYCLING FACILITIES
YELLOWSTONE COUNTY
EAST BOULDER MINE
E. BOULDER RIVER
78
89
420
ABSAROKEE
FISHTAIL
NYE
419
212
CARBON COUNTY
310
MINE CLAIMS
STILLWATER MINE
PARK COUNTY
BIG HORN COUNTY
78
BEARTOOTH MOUNTAIN RANGE
STILLWATER RIVER
72
RED LODGE
0
20 miles

ENVIRONMENTAL EXCELLENCE

Environmental excellence is a competitive differentiator, positioning the Company as a supplier-of-choice

- State-of-the-art dual alkaline scrubbing system reduces gases discharged from smelting to 3% of permitted loads to the environment (2.2 tons for 2015)
- Air quality treatment systems remove sulfur dioxide and particulate emissions at over 99.8% efficiency
- Spent scrubbing system solids are sold for use as soil amendments and water treatment additives
- Primary and secondary biological water treatment facilities reduce nitrogen discharge in mine water to less than 9% of permitted loads to the environment (2015)
- Treated mine water beneficially re-used to irrigate grasslands for agricultural purposes

2015 SO_2 Emissions vs. Permitted Limit



(quantity in tons)
80
70
60
50
40
30
20
10
0
Permitted Annual Limit 74 Tons
SWC 2015 SO2 Emissions ~2.2 Tons
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
SO2 Emissions
Permit Limit

2015 SO_2 Emissions per Ounce Produced vs. Peers [1,2]



(lbs. of emissions per ounce produced)
40
35
30
25
20
15
10
5
0
0.004
Stillwater
Peer 1
Peer 2
Peer 3
Peer 4
SO2 Emissions

[1] Source: Company reports
[2] Data for Stillwater and Peer 3 includes recycled ounces

DEMAND BY END MARKET – 2015


Palladium
2%
1%
10%
5%
6%
76%
Autocatalysts
Chemical
Dental
Electrical
Jewelry
Other


Platinum
1%
5%
3%
43%
35%
3%
3%
7%
Autocatalysts
Chemical
Electrical
Glass
Jewelry
Medical & Biomedical
Petroleum
Other

Source: Johnson Matthey, excludes investment demand

CONSTRAINED GLOBAL PALLADIUM SUPPLY

2015 Primary Palladium Production



Canada
7%
U.S./Stillwater
6%
Russia
38%
Others
2%
South Africa/
Zimbabwe
47%

- Limited Palladium supply – 6.4 million oz. of annual production
- South Africa production challenges
- Recycling growth insufficient to offset growing demand

Source: Johnson Matthey, Company reports

GLOBAL PGM SUPPLY – 2015

(ounces '000s)		Palladium Ounces	Palladium % of Primary Production	Platinum Ounces	Platinum % of Primary Production	Rhodium Ounces	Rhodium % of Primary Production	Total Ounces	Total % of Primary Production
Primary Supply	Canada	464	7%	201	3%	20	3%	685	5%
	United States (Stillwater)	403	6%	118	2%	3	0%	524	4%
	Russia	2,434	38%	670	11%	80	11%	3,184	24%
	South Africa	2,683	42%	4,569	75%	611	81%	7,863	59%
	Zimbabwe	320	5%	401	7%	35	4%	756	6%
	Others	122	2%	117	2%	5	1%	244	2%
	Total primary production	6,426	100%	6,076	100%	754	100%	13,256	100%
Recycling	Autocatalyst	1,939		1,122		270		3,331	
	Other recycling	521		603		-		1,124	
	Total recycling	2,460		1,725		270		4,455	
	Total Supply	8,886		7,801		1,024		17,711	

Source: Johnson Matthey PGM Market Report May 2016, Stillwater Company reports

LONG-LIVED PGM RESERVES IN MONTANA

STILLWATER MINING COMPANY

Nearly 20 million oz. of proven and probable palladium and platinum ore reserves

- 78% of reserves are palladium
- Implies a 35-40 year reserve life at current production rates
- Average ore reserve grade of 0.46 oz./ton (15.77 gram/tonne)

	Stillwater Mine				East Boulder Mine				Total Montana Mines			
	Ore Tons (000's)	Average Grade (oz/ton)	Contained Ounces (000's)	Salable Ounces (000's)	Ore Tons (000's)	Average Grade (oz/ton)	Contained Ounces (000's)	Salable Ounces (000's)	Ore Tons (000's)	Average Grade (oz/ton)	Contained Ounces (000's)	Salable Ounces (000's)
<u>As of December 31, 2015</u>												
Proven Reserves	3,248	0.60	1,932	1,593	2,632	0.40	1,055	899	5,880	0.51	2,987	2,492
Palladium		0.47	1,509	1,237		0.31	826	699				
Platinum		0.13	423	356		0.09	229	200				
Probable Reserves	12,101	0.57	6,900	5,688	25,480	0.39	10,024	8,532	37,581	0.45	16,924	14,220
Palladium		0.45	5,389	4,416		0.31	7,845	6,633				
Platinum		0.12	1,511	1,272		0.08	2,179	1,899				
Total Proven and Probable Reserves	15,349	0.58	8,832	7,281	28,112	0.40	11,079	9,431	43,461	0.46	19,911	16,712
Palladium		0.45	6,898	5,653		0.31	8,671	7,332				
Platinum		0.13	1,934	1,628		0.09	2,408	2,099				

Source: Company filings, reserves as of December 31, 2015

BLITZ PROJECT DRILLING DATA

Blitz project drill detail – 5000 East level

DDH#	Program	Mine Grid Collar X	Mine Grid Collar Y	Mine Grid Collar Z	Drill Hole Azimuth	Drill Hole Angle (Degrees)	From (feet)	To (feet)	Length (feet)	Pt (opt)	Pd (opt)	Pt + Pd (opt)	Estimated True Width (feet)
37919	50E8.9	9347	1771	5027	340.0	-70.0	423.1	429.2	6.1	0.10	0.36	0.44	3.9
40178	50E8.9	8928	1844	5020	348.0	-87.0	424.7	464.5	39.8	0.27	1.01	1.28	15.7
40178	50E8.9	8928	1844	5020	348.0	-87.0	527.4	530.4	3.0	0.03	0.37	0.40	1.2
40178	50E8.9	8928	1844	5020	348.0	-87.0	562.3	563.1	0.8	0.67	1.83	2.50	0.3
40179	50E8.9	8926	1849	5020	340.0	-56.0	259.8	261.3	1.5	1.50	1.79	3.29	1.1
40180	50E8.9	8929	1845	5020	40.0	-75.0	419.6	429.4	9.8	0.07	0.31	0.38	5.1
40180	50E8.9	8929	1845	5020	40.0	-75.0	455.8	472.0	16.2	0.08	0.47	0.55	8.5
40224	50E8.9	8932	1845	5020	90.0	-70.0	509.1	537.0	27.9	0.19	0.93	1.12	6.8
40225	50E8.9	8936	1845	5020	90.0	-55.0	480.7	482.4	1.7	0.00	0.00	0.00	0.4
40273	50E8.9	8932	1846	5020	70.0	-65.0	446.3	452.4	6.1	0.29	1.22	1.51	2.5
40308	50E8.9	8922	1846	5020	284.0	-65.0	377.5	386.0	8.5	0.36	0.96	1.32	2.8
40308	50E8.9	8922	1846	5020	284.0	-65.0	407.0	410.0	3.0	0.06	0.26	0.31	1.0
40309	50E8.9	8919	1847	5020	284.0	-40.0	331.0	336.6	5.6	0.18	0.79	0.97	1.9
40309	**50E8.9**	**8919**	**1847**	**5020**	**284.0**	**-40.0**	**353.9**	**368.2**	**14.3**	**0.21**	**0.86**	**1.07**	**4.9**
40309	50E8.9	8919	1847	5020	284.0	-40.0	435.9	437.1	1.2	0.11	0.07	0.18	0.4

BLITZ PROJECT DRILLING DATA

Blitz project drill detail – 5600 East level

DDH#	Program	Mine Grid Collar X	Mine Grid Collar Y	Mine Grid Collar Z	Drill Hole Azimuth	Drill Hole Angle (Degrees)	From (feet)	To (feet)	Length (feet)	Pt (opt)	Pd (opt)	Pt + Pd (opt)	Estimated True Width (feet)
39207	56E9.8	9777	2416	5623	339.0	-40.0	169.1	170.0	0.9	0.00	0.01	0.01	0.7
39208	56E9.8	9777	2416	5623	339.0	-27.0	153.7	157.6	3.9	0.00	0.00	0.00	3.4
39209	56E9.8	9777	2416	5625	339.0	-13.5	147.1	151.4	4.3	0.10	0.36	0.46	4.0
39210	56E9.8	9777	2416	5627	339.0	1.5	120.6	121.9	1.3	0.46	1.72	2.18	1.2
39210	56E9.8	9777	2416	5627	339.0	1.5	140.5	143.1	2.6	0.04	0.18	0.22	2.4
39343	56E9.8	9777	2416	5629	339.0	15.0	139.8	144.0	4.2	0.09	0.44	0.54	3.7
39344	56E9.8	9777	2416	5631	339.0	26.5	161.3	164.9	3.6	0.00	0.01	0.01	2.9
39345	56E9.8	9777	2416	5632	339.0	32.5	168.3	168.9	0.6	0.16	0.46	0.62	0.4
39346	56E9.8	9777	2416	5633	339.0	38.0	190.8	191.9	1.1	0.00	0.01	0.01	0.7
39347	56E9.8	9777	2416	5636	339.0	43.0	209.9	211.0	1.1	0.00	0.00	0.00	0.7
39398	56E9.8	9781	2417	5623	0.0	-50.0	172.5	176.0	3.5	0.20	0.46	0.65	2.5
39399	56E9.8	9781	2417	5623	0.0	-38.0	157.6	160.6	3.0	0.08	0.26	0.34	2.5
39400	56E9.8	9781	2417	5625	0.0	-20.0	142.7	145.7	3.0	0.08	0.29	0.37	2.9
39401	56E9.8	9781	2417	5627	0.0	0.5	119.0	126.0	7.0	0.19	0.68	0.87	7.0
39402	56E9.8	9781	2417	5630	0.0	21.0	128.9	131.7	2.8	0.23	0.87	1.09	2.5
39403	56E9.8	9781	2417	5632	0.0	35.5	152.3	155.3	3.0	0.00	0.00	0.00	2.3
39404	56E9.8	9781	2416	5634	0.0	45.0	216.1	217.0	0.9	0.00	0.01	0.01	0.6
39405	56E9.8	9781	2415	5636	0.0	50.0	232.5	255.8	23.3	0.20	0.71	0.91	13.3
39405	56E9.8	9781	2415	5636	0.0	50.0	383.6	395.5	11.9	0.07	0.28	0.34	6.9
39449	56E9.8	9783	2418	5623	10.0	-45.0	169.7	171.2	1.5	0.18	0.66	0.84	1.1
39450	56E9.8	9783	2418	5623	10.0	-35.0	163.3	168.2	4.9	0.37	1.34	1.71	4.2
39451	56E9.8	9783	2418	5625	10.0	-19.0	140.2	144.3	4.1	0.15	0.61	0.76	3.9
39452	56E9.8	9783	2418	5627	10.0	1.5	107.1	118.6	11.5	0.22	0.95	1.18	11.3
39452	56E9.8	9783	2418	5627	10.0	1.5	126.8	129.0	2.2	0.38	1.39	1.77	2.2
39453	56E9.8	9783	2418	5631	10.0	21.0	135.5	136.3	0.8	0.00	0.00	0.00	0.7
39454	56E9.8	9783	2418	5635	10.0	39.0	159.0	160.3	1.3	0.01	0.01	0.02	0.9
39455	56E9.8	9783	2416	5637	10.0	51.5	205.4	213.8	8.4	0.36	1.25	1.60	4.6
39455	56E9.8	9783	2416	5637	10.0	51.5	235.0	237.7	2.7	0.21	0.95	1.15	1.5

BLITZ PROJECT DRILLING DATA

Blitz project drill detail – 5600 East level (cont.)

DDH#	Program	Mine Grid Collar X	Mine Grid Collar Y	Mine Grid Collar Z	Drill Hole Azimuth	Drill Hole Angle (Degrees)	From (feet)	To (feet)	Length (feet)	Pt (opt)	Pd (opt)	Pt + Pd (opt)	Estimated True Width (feet)
39480	56E9.8	9784	2418	5623	19.5	-48.0	186.8	190.2	3.4	0.00	0.00	0.00	2.4
39481	56E9.8	9784	2418	5623	19.5	-36.0	179.7	181.7	2.0	0.00	0.02	0.02	1.6
39482	56E9.8	9784	2418	5625	19.5	-19.0	146.5	149.5	3.0	0.00	0.00	0.00	2.8
39483	56E9.8	9784	2418	5627	19.5	1.5	125.0	127.8	2.8	0.04	0.44	0.48	2.6
39484	56E9.8	9784	2418	5628	19.5	9.5	117.5	119.8	2.3	0.34	1.23	1.57	2.1
39484	56E9.8	9784	2418	5628	19.5	9.5	134.5	135.7	1.2	0.00	0.01	0.01	1.1
39485	56E9.8	9784	2418	5633	19.5	28.0	161.9	163.0	1.1	0.00	0.00	0.00	0.9
39486	56E9.8	9784	2418	5634	19.5	36.0	182.1	183.3	1.2	0.01	0.00	0.01	0.9
39487	56E9.8	9784	2418	5634	19.5	42.0	212.1	215.1	3.0	0.00	0.00	0.00	1.9
39269	56E9.8	9971	2470	5626	332.0	-18.0	68.1	68.8	0.7	0.00	0.01	0.01	0.6
39270	56E9.8	9971	2470	5628	332.0	0.0	62.0	68.2	6.2	0.12	0.42	0.54	5.5
39271	56E9.8	9971	2470	5630	332.0	14.0	96.0	96.5	0.5	0.01	0.02	0.03	0.4
39272	56E9.8	9976	2470	5628	23.5	0.0	77.6	81.1	3.5	0.17	0.48	0.64	3.2
40469	56E10.4	10360	2662	5628	320.0	-36.0	88.2	118.1	29.9	0.22	0.90	1.13	24.2
40469	56E10.4	10360	2662	5628	320.0	-36.0	127.3	130.3	3.0	0.00	0.00	0.00	2.4
40469	56E10.4	10360	2662	5628	320.0	-36.0	149.4	162.1	12.7	0.34	1.14	1.48	10.3
40470	56E10.4	10360	2662	5629	320.0	-18.0	89.0	106.2	17.2	0.17	0.71	0.87	13.6
40470	56E10.4	10360	2662	5629	320.0	-18.0	119.8	125.6	5.8	0.15	0.56	0.70	4.6
40471	56E10.4	10360	2662	5632	320.0	0.0	131.7	142.8	11.1	0.16	0.67	0.83	7.7
40471	56E10.4	10360	2662	5632	320.0	0.0	200.0	203.0	3.0	0.00	0.01	0.01	2.1
40472	56E10.4	10360	2662	5633	327.0	14.0	180.0	187.0	7.0	0.19	0.71	0.90	4.4
40473	56E10.4	10360	2662	5636	327.0	24.0	207.3	212.3	5.0	0.16	0.64	0.81	2.6
40473	56E10.4	10360	2662	5636	327.0	24.0	227.0	230.0	3.0	0.01	0.03	0.04	1.5
40474	56E10.4	10360	2662	5637	327.0	31.0	279.9	282.3	2.4	0.06	0.26	0.32	1.0
40468	56E10.4	10361	2660	5628	310.0	-52.0	112.6	121.6	9.0	0.06	0.26	0.32	6.3
40468	56E10.4	10361	2660	5628	310.0	-52.0	133.5	139.1	5.6	0.39	1.40	1.79	3.9
40468	56E10.4	10361	2660	5628	310.0	-52.0	150.7	164.8	14.1	0.36	1.42	1.78	9.8
40467	56E10.4	10361	2659	5628	310.0	-61.0	79.2	181.6	102.4	0.31	1.27	1.58	66.8

BLITZ PROJECT DRILLING DATA

STILLWATER MINING COMPANY

Blitz project drill detail – 5600 East level (cont.)

DDH#	Program	Mine Grid Collar X	Mine Grid Collar Y	Mine Grid Collar Z	Drill Hole Azimuth	Drill Hole Angle (Degrees)	From (feet)	To (feet)	Length (feet)	Pt (opt)	Pd (opt)	Pt + Pd (opt)	Estimated True Width (feet)
40467	56E10.4	10361	2659	5628	310.0	-61.0	211.2	217.2	6.0	0.03	0.23	0.27	3.9
40466	56E10.4	10362	2657	5628	297.0	-73.0	80.7	120.7	40.0	0.33	1.13	1.46	20.9
40466	56E10.4	10362	2657	5628	297.0	-73.0	255.0	261.4	6.4	0.11	0.58	0.68	3.4
40306	56E10.4	10363	2665	5631	339.5	0.0	128.1	132.5	4.4	0.23	1.00	1.24	3.7
40306	56E10.4	10363	2665	5631	339.5	0.0	212.1	215.1	3.0	0.00	0.01	0.01	2.5
40307	56E10.4	10363	2665	5635	339.5	27.0	246.0	246.5	0.5	0.04	0.31	0.35	0.3
40384	56E10.4	10363	2665	5629	339.5	-15.0	80.0	100.0	20.0	0.22	0.84	1.06	18.6
40384	56E10.4	10363	2665	5629	339.5	-15.0	231.6	235.2	3.6	0.17	0.50	0.67	3.4
40406	56E10.4	10363	2665	5636	339.5	31.0	280.6	282.4	1.8	0.01	0.22	0.23	0.9
40407	56E10.4	10363	2665	5634	339.5	20.0	210.1	211.8	1.7	0.09	0.52	0.61	1.1
40407	56E10.4	10363	2665	5634	339.5	20.0	220.2	223.6	3.4	0.02	0.11	0.13	2.3
40408	56E10.4	10363	2665	5633	339.5	11.0	166.6	180.1	13.5	0.17	0.75	0.91	10.2
40408	56E10.4	10363	2665	5633	339.5	11.0	203.9	205.3	1.4	0.01	0.03	0.04	1.1
40383	56E10.4	10363	2665	5628	339.5	-32.0	75.8	81.4	5.6	0.14	0.49	0.63	5.3
40383	56E10.4	10363	2665	5628	339.5	-32.0	97.5	101.0	3.5	0.21	0.63	0.84	3.3
40383	56E10.4	10363	2665	5628	339.5	-32.0	155.3	155.9	0.6	0.21	0.74	0.95	0.5
40305	56E10.4	10364	2664	5628	339.5	-48.0	68.2	80.8	12.6	0.27	1.22	1.48	11.1
40305	56E10.4	10364	2664	5628	339.5	-48.0	101.5	105.0	3.5	0.26	1.03	1.29	3.1
40305	56E10.4	10364	2664	5628	339.5	-48.0	122.2	124.1	1.9	1.03	2.67	3.70	1.6
40305	56E10.4	10364	2664	5628	339.5	-48.0	178.2	181.1	2.9	0.00	0.02	0.02	2.5
40382	56E10.4	10364	2663	5628	339.5	-62.0	60.0	103.8	43.8	0.18	0.72	0.91	33.8
40382	56E10.4	10364	2663	5628	339.5	-62.0	149.7	168.2	18.5	0.20	0.68	0.88	14.3
40381	56E10.4	10364	2663	5628	339.5	-72.0	77.9	109.9	32.0	0.25	0.96	1.21	21.3
40381	56E10.4	10364	2663	5628	339.5	-72.0	156.2	166.6	10.4	0.42	1.48	1.90	6.9
40381	56E10.4	10364	2663	5628	339.5	-72.0	203.5	223.5	20.0	0.21	0.95	1.16	13.3
40409	56E10.4	10364	2662	5628	345.0	-80.0	87.6	104.3	16.7	0.62	1.43	2.05	9.5
40409	56E10.4	10364	2662	5628	345.0	-80.0	277.4	278.0	0.6	0.28	0.91	1.19	0.4
40427	56E10.4	10367	2664	5628	0.0	-57.0	75.0	85.5	10.5	0.29	1.23	1.51	8.9

BLITZ PROJECT DRILLING DATA

STILLWATER MINING COMPANY

Blitz project drill detail – 5600 East level (cont.)

DDH#	Program	Mine Grid Collar X	Mine Grid Collar Y	Mine Grid Collar Z	Drill Hole Azimuth	Drill Hole Angle (Degrees)	From (feet)	To (feet)	Length (feet)	Pt (opt)	Pd (opt)	Pt + Pd (opt)	Estimated True Width (feet)
40427	56E10.4	10367	2664	5628	0.0	-57.0	128.7	140.7	12.0	0.33	1.50	1.83	10.2
40427	56E10.4	10367	2664	5628	0.0	-57.0	166.6	167.5	0.9	1.08	2.82	3.90	0.7
40428	56E10.4	10367	2665	5628	0.0	-45.0	75.0	81.0	6.0	0.15	0.69	0.83	5.6
40428	56E10.4	10367	2665	5628	0.0	-45.0	127.0	162.8	35.8	0.22	0.83	1.05	33.6
40429	56E10.4	10367	2666	5629	358.6	-17.3	97.0	100.0	3.0	0.02	0.14	0.16	3.0
40429	56E10.4	10367	2666	5629	358.6	-17.3	125.0	131.7	6.7	0.23	0.63	0.86	6.6
40429	56E10.4	10367	2666	5629	358.6	-17.3	245.0	248.0	3.0	0.00	0.00	0.00	3.0
40430	56E10.4	10367	2666	5632	358.0	0.4	131.5	134.5	3.0	0.02	0.12	0.13	2.7
40430	56E10.4	10367	2666	5632	358.0	0.4	245.0	247.3	2.3	0.00	0.00	0.00	2.1
40431	56E10.4	10367	2666	5632	359.0	12.4	193.8	194.9	1.1	0.09	0.47	0.55	0.9
40431	56E10.4	10367	2666	5632	359.0	12.4	266.3	269.3	3.0	0.01	0.02	0.03	2.4
40432	56E10.4	10367	2666	5633	1.0	23.0	239.5	249.0	9.5	0.21	0.86	1.07	6.3
40432	56E10.4	10367	2666	5633	1.0	23.0	274.0	296.0	22.0	0.12	0.49	0.61	14.7
40432	56E10.4	10367	2666	5633	1.0	23.0	307.0	310.0	3.0	0.19	0.53	0.72	2.0
40439	56E11.5	11493	3047	5644	343.0	-11.0	258.6	260.6	2.0	0.00	0.01	0.01	1.6
40442	56E11.5	11493	3047	5651	343.0	45.0	320.7	321.9	1.2	0.56	1.50	2.06	1.0
40442	56E11.5	11493	3047	5651	343.0	45.0	343.3	349.8	6.5	0.62	1.92	2.53	5.7
40438	56E11.5	11493	3045	5642	348.0	-39.5	333.9	335.0	1.1	0.49	1.45	1.93	1.0
40411	56E11.5	11494	3043	5642	343.0	-52.5	366.5	372.1	5.6	0.10	0.45	0.55	4.6
40412	56E11.5	11494	3044	5642	343.0	-49.0	348.3	363.9	15.6	0.14	0.54	0.67	13.2
40491	56E11.5	11494	3048	5649	350.0	43.0	301.8	304.8	3.0	0.05	0.21	0.26	2.7
40410	56E11.5	11501	3041	5645	51.0	0.0	570.0	571.8	1.8	0.00	0.00	0.00	1.1

BLITZ PROJECT DRILLING DATA

Blitz project drill detail – Surface

DDH#	Program	Mine Grid Collar X	Mine Grid Collar Y	Mine Grid Collar Z	Drill Hole Azimuth	Drill Hole Angle (Degrees)	From (feet)	To (feet)	Length (feet)	Pt (opt)	Pd (opt)	Pt + Pd (opt)	Estimated True Width (feet)
36998	Surface	13103	3692	8523	181.0	-50.0	1070.8	1071.7	0.9	0.13	0.49	0.62	0.6
36998	Surface	13103	3692	8523	181.0	-50.0	1108.8	1112.2	3.4	0.25	0.79	1.04	2.6
37988	Surface	14258	1530	8012	0.0	-46.0	2885.0	2900.2	15.2	0.26	1.02	1.28	8.7
37987	Surface	14259	1533	8012	0.0	-55.4	3475.4	3480.0	4.6	0.13	0.53	0.66	1.9
37987	Surface	14259	1533	8012	0.0	-55.4	3495.2	3499.6	4.4	0.08	0.28	0.36	1.9
37991	Surface	15834	515	8074	2.0	-45.0	4388.2	4392.9	4.7	0.34	0.71	1.05	2.3
37995	Surface	18103	4139	8148	181.2	-50.0	2136.5	2152.0	15.5	0.22	0.60	0.82	10.9
36993	Surface	18206	2309	8759	185.0	-80.0	1990.2	1990.9	0.7	0.08	0.26	0.34	0.2
36999	Surface	18206	2309	8759	185.0	-75.0	1549.4	1562.1	12.7	0.06	0.21	0.27	5.4
37993	Surface	20474	2300	8312	180.0	-45.0	927.8	929.8	2.0	0.01	0.01	0.02	1.4
37996	Surface	20474	2303	8312	180.0	-60.0	1444.7	1447.7	3.0	0.02	0.06	0.07	1.5
37001	Surface	23087	2685	7834	193.5	-45.0	1894.8	1897.0	2.2	0.42	1.41	1.83	1.6
37000	Surface	23088	2689	7834	193.5	-61.0	2795.8	2796.3	0.5	0.00	0.01	0.01	0.4
37990	Surface	24455	1761	7332	181.0	-40.5	969.2	974.2	5.0	0.16	0.66	0.82	4.3
37992	Surface	24455	1764	7331	180.5	-64.0	1567.8	1575.5	7.7	0.04	0.12	0.16	3.2

Qualified Person

Brent LaMoure, Stillwater's Director of Montana Planning and Projects, is a qualified person under Canadian National Instrument 43-101. Mr. LaMoure supervised the preparation of the scientific and technical information concerning Stillwater's Blitz project in this presentation. The information in this presentation that relates to Blitz drilling results and data quality is based on information compiled by Mr. LaMoure. Mineralized material is in addition to mineral reserves and do not have demonstrated economic viability. Mineralized material is considered too speculative geologically to have the economic considerations applied to them that would enable them to be considered for estimation of mineral reserves, and there is no certainty that the mineral reserves will be realized.

ALTAR TECHNICAL REPORT DISCLOSURE

STILLWATER MINING COMPANY

Total Altar and Quebrada de La Mina, Mineral Resources[1]

Classification	Cutoff Grade NSR $/t	Mineral Resources							Contained Metal		
		Ore Ktonnes	NSR $/t	Total Cu %	Sulfide Cu %	Gold Gm/t	Silver Gm/t	Arsenic %	Sulfide Cu Million Lbs	Gold Ozs x 1000	Silver Ozs x 1000
Measured	4.67 at	1,005,912	$16.03	0.354	0.336	0.092	0.99	0.028	7,458	2,981	31,935
Indicated	Altar	1,051,522	$14.11	0.311	0.304	0.067	0.91	0.023	7,053	2,253	30,852
Measured + Indicated	13.17 at QDM	2,057,434	$15.05	0.332	0.320	0.079	0.95	0.025	14,511	5,234	62,786
Inferred		556,554	$12.89	0.283	0.279	0.061	0.88	0.022	3,420	1,087	15,703

Notes:
The resource statement is included within a floating cone defined with the following metal prices:
$2.75/lb Copper, $1,179/oz Gold, $22.79/oz Silver
Copper and Arsenic grades are in percent of dry weight.
Gold and Silver grades are in grams per metric tonne.
Sulfide copper reflects the estimated grade of copper that could be processed by sulfide flotation.
There are no mineral reserves at Altar or QDM at this time.
Gold and Silver contained are in Thousands of Troy Ounces.
Weighted average grade calculations may not balance due to rounding.

[1]**Cautionary Notes to U.S. Investors**

This Technical Report, uses terminology that is defined under Canadian law by National Instrument 43-101 including "measured, indicated, and inferred", and "mineral resource" that the SEC guidelines strictly prohibit from including in company filings with the SEC.

The estimation of measured resources, indicated resources, and inferred resources involves greater uncertainty as to their existence and economic feasibility than estimation of proven and probable reserves. U.S. investors are cautioned not to assume that mineral resources in these categories will be converted into reserves. U.S. investors are urged to consider closely the disclosure in the company Form 10-K available on the Stillwater Mining Company website.

Note: Excerpt from the Altar Technical Report published January 31, 2014.

ALTAR PROJECT DRILLING DATA – 2016

Altar project drill detail – 2016 Campaign

Drill Hole ID	General Location	Collar* East m	Collar* North m	Collar* Elev m	Azimuth Degrees	Dip Degrees	Total Depth m	Drilled m	From m	To m	Down-Hole Interval m	Copper percent	Gold g/t
ALD 206	Altar East	2,360,970	6,516,530	4,023	214	-81	808	808		No Significant Mineralization			
ALD 207	Altar East	2,361,320	6,517,380	3,983	204	-71	897	897		No Significant Mineralization			
ALD 195 ext	Altar North	2,358,809	6,518,397	3,286	270	-70	954	429	794	846	52	0.65	0.07
including									794	820	26	1.00	0.11
and									916	934	18	0.50	0.06
ALD 208	La Esquina	2,357,333	6,518,309	4,150	76	-80	789	789		No Significant Mineralization			
CHD 001	Chinchimoye	2,355,260	6,519,320	3,776	130	-55	334	334		No Significant Mineralization			
CHD 002	Chinchimoye	2,355,420	6,519,310	3,710	260	-50	242	242		No Significant Mineralization			
QDM 029	QDM**	2,356,160	6,517,530	3,942	215	-75	881	881	302	386	84	0.38	0.11
including									302	336	34	0.49	0.08
and									570	881	311	0.36	0.16
including									620	652	32	0.50	0.13
including									718	764	46	0.50	0.31
QDM 030	QDM**	2,355,833	6,516,911	3,871	150	-62	535	535		No Significant Mineralization			
QDM 031	QDM**	2,356,062	6,517,347	3,802	88	-70	17	17		Hole collared but not drilled***			

** Datum is Campo Inchauspe Gauss Kruger Zone 2*

*** Quebrada de la Mina (QDM)*

*** QDM 031 canceled due to weather and camp closure*

Qualified Person

Stanford T. Foy, Stillwater's Director of Corporate Development, is a qualified person under Canadian National Instrument 43-101. Mr. Foy supervised the preparation of the scientific and technical information concerning Stillwater's Altar project in this presentation. The information in this presentation that relates to Altar drilling results and data quality is based on information compiled by Mr. Foy. Mineralized material is in addition to mineral reserves and do not have demonstrated economic viability. Mineralized material is considered too speculative geologically to have the economic considerations applied to them that would enable them to be considered for estimation of mineral reserves, and there is no certainty that the mineral reserves will be realized.

ALTAR PROJECT – 2016 DRILL LOCATIONS


Argentina
Chile
Province of San Juan
ALD195 (70 meters of mineralization)
52m @ 0.65% Cu, 0.07g/t Au, 0.69% CuEq, 1.11g/t AuEq. from 794m
incl. 26m @ 1.00% Cu, 0.11g/t Au, 1.07% CuEq, 1.72g/t AuEq. from 794m
and 18m @ 0.50% Cu, 0.06g/t Au, 0.54% CuEq, 0.86g/t AuEq. from 916m
N
CDH 001
CDH 002
Chinchimoye
La Esquina
ALD 208
ALD 195
Altar North
QDM
QDM029
QDM031
QDM030
Altar East
ALD 207
Altar Central
ALD 206
ALTAR
QDM029 (395 meters of mineralization)
84m @ 0.38% Cu, 0.11g/t Au, 0.46% CuEq, 0.73g/t AuEq. from 302m
incl. 34m @ 0.49% Cu, 0.08g/t Au, 0.54% CuEq, 0.87g/t AuEq. from 302m
and 311m @ 0.36% Cu, 0.16g/t Au, 0.46% CuEq, 0.74g/t AuEq. from 570m
incl. 32m @ 0.50% Cu, 0.13g/t Au, 0.58% CuEq, 0.93g/t AuEq. from 620m
incl. 46m @ 0.50% Cu, 0.31g/t Au, 0.69% CuEq, 1.11g/t AuEq. from 718m
RIO CENICERO
ALTAR Cu-Au PROJECT
2016 Drill Program
Highlights
(CuEq. and AuEq. calculated using $2.75/lb Cu and $1172/oz Au)
1.2miles
2.0km
Peregrine Concessions